                            ASSET PURCHASE AGREEMENT


         This ASSET PURCHASE AGREEMENT ("AGREEMENT"), dated as of July 6, 1999, by and between SBT COMMUNICATIONS STATUTORY TRUST, a Connecticut statutory trust ("SELLER"), and HBC BROADCASTING TEXAS, L.P., a Texas limited partnership ("PURCHASER").

                              W I T N E S S E T H:

         WHEREAS, prior to the Closing, Seller shall have, directly or indirectly, acquired Delaware Radio, Inc., a Delaware corporation (the "COMPANY") the owner, operator and licensee of radio station KLTY-FM (the "STATION");

         WHEREAS, either Seller (in the event that the assets of the Company have been transferred from the Company to Seller) or the Company (in the event that no such transfer has occurred) will be the licensee of the Station authorized by the Federal Communications Commission (the "COMMISSION" or "FCC") to operate the Station, and will hold title to various assets which are used in the operation of the Station and certain of which are included in this sale of assets;

         WHEREAS, in the event that the assets of the Company have not been transferred from the Company to the Seller, Seller shall cause the Company to sell, convey and transfer to Purchaser the certain identified assets of the Company, in which event, certain references to "SELLER" herein, where appropriate, shall be references to the Company and, in connection with the Closing, Seller shall cause the Company to deliver to Purchaser certificates or other evidence regarding the organization, existence and authority of the Company to consummate the transactions contemplated hereby; and

         WHEREAS, Seller desires to sell and assign to Purchaser, and Purchaser desires to purchase and assume from Seller, certain of the assets and related liabilities used in the ownership and operation of the Station, including, without limitation, certain contracts and leases and, subject to the approval of the Commission, to accept assignment from Seller of the licenses and other authorizations issued by the Commission for the operation of the Station.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

         SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "ACTION" means any claim, action, suit, arbitration, inquiry, proceeding or investigation by any Governmental Authority or other third party.

         "ENCUMBRANCES" means liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition or otherwise), easements and other encumbrances of every type and description, whether imposed by law, agreement, understanding or otherwise.

         "GOVERNMENTAL AUTHORITY" means any United States federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or arbitral body.

         "GOVERNMENTAL ORDER" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered into by or with any Governmental Authority.

         "LAW" means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, requirement or rule of common law.

         "LIABILITIES" means any and all debts, liabilities and obligations (including, without limitation, all obligations relating to employees or former employees of the Company), whether accrued or fixed, absolute or contingent, matured or unmatured, or determined or determinable, including, without limitation, those arising under any Law (including, without limitation, any environmental law), Action or Governmental Order and those arising under any contract agreement, arrangement, commitment or undertaking.

         "PERMITTED ENCUMBRANCES" means any and all of the following liens, charges, defects and encumbrances:

         (a) Liens for taxes and assessments which are not yet due and payable or, if due and payable, the validity of which is being contested in good faith by appropriate legal proceedings;

         (b) Rights existing under applicable laws or operating agreements or similar contracts to assert liens against any properties of the Station or Seller, but not including liens and other rights which have actually been asserted, unless the Station or Seller disputes the validity of any such lien or the amount claimed to be owed in connection therewith, or such lien or other right is not enforceable against the interest of the Station or Seller;

         (c) Any obligations or duties affecting any property to any municipality or public authority with respect to any franchise, grant, license or permit and all applicable laws, rules and orders of any Governmental Authority;

         (d) Any other defect, irregularity or encumbrance which are not substantial in character, amount or extent and do not materially detract from the value of the property subject thereto;

         (e) Any Encumbrance created by Purchaser or any of its affiliates; and

         (f) Such Encumbrances or impairments to the quality of title arising as a result of the sale to Purchaser of the Station Assets pursuant to this Agreement.

         SECTION 1.02. OTHER DEFINED TERMS. The following terms shall have the meanings defined for such terms in the Sections of this Agreement set forth below:


         Term                                                 Section
         ----                                                 -------
         affiliates...........................................Section 9.10
         Agreement............................................First Paragraph
         Assignment Application...............................Section 2.04
         Assumed Contracts....................................Section 2.03
         Assumed Liabilities..................................Section 2.03
         Closing..............................................Section 3.01
         Closing Date.........................................Section 3.01
         Commission...........................................Recitals
         Commission Authorizations............................Section 4.01
         Company..............................................Recitals
         Drumcree Capital.....................................Section 3.03
         Excluded Assets......................................Section 2.02
         Excluded Tax Liabilities.............................Section 2.03
         FCC..................................................Recitals
         FCC Applications.....................................Section 3.02
         FCC Order............................................Section 2.04
         Final Order..........................................Section 2.04
         Governmental Licenses................................Section 2.01
         HBC GP...............................................Section 3.04
         HSR Act..............................................Section 2.04
         Lease No. 1..........................................Section 2.01
         Lease No. 2..........................................Section 2.01
         License..............................................Section 4.01
         Losses...............................................Section 7.02
         Purchase Price.......................................Section 2.05
         Purchaser............................................First Paragraph
         SDLP.................................................Section 2.01


         Seller...............................................First Paragraph
         Seller...............................................Recitals

         Station..............................................Recitals
         Station Assets.......................................Section 2.01
         Time Brokerage Agreement.............................Section 2.01
         Transmission Equipment...............................Section 2.01
         Trust Agreement......................................Section 9.14
         Trust Estate.........................................Section 9.14

                                   ARTICLE II

                                PURCHASE AND SALE

         SECTION 2.01. PURCHASE AND SALE OF STATION ASSETS. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller shall assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from Seller, all right, title and interest in and to the following assets (the "STATION ASSETS"), free and clear of all Encumbrances, other than Permitted Encumbrances:

         (a) All licenses issued by or pending before the FCC, together with all other authorizations pending before or issued by the FCC to Seller for use at the Station, together with any and all renewals, extensions and modifications thereof ("GOVERNMENTAL LICENSES");

         (b) All transmitters and transmitter equipment and antennas, used or useful in the operation of the Station, as listed on Schedule 2.01(b) hereto, together with replacements thereof and additions thereto made between the date hereof and the Closing (collectively, the "TRANSMISSION EQUIPMENT");

         (c) All right, title and interest of Seller in and to that certain
(i) Lease Agreement, dated July 26, 1982, as amended to date, by and between Arcetex Corporation and Latin American Broadcasting Company ("LEASE NO. 1") and (ii) Lease Agreement, dated as of November 30, 1997, by and between Corsicana Communications, Inc. and the Company ("LEASE NO. 2");

         (d) All right, title and interest of Seller in and to the Time Brokerage Agreement (the "TIME BROKERAGE AGREEMENT"), to be entered into between Seller and Sunburst Dallas, LP ("SDLP"), related to the Station, in the form attached as Exhibit A hereto; and

         (e) All property tax records, FCC logs, all materials maintained in the Station's FCC public file, technical data and records and all correspondence with and documents pertaining to suppliers, governmental authorities and other third parties relating to the assets described in clauses (a) through (d) above.

         SECTION 2.02. EXCLUDED ASSETS. The following property will not be purchased by Purchaser and shall remain the property of Seller (collectively, the "EXCLUDED ASSETS"):

         (a) Corporate minute books, stock books and income tax returns of Seller;

         (b) Investments of Seller in subsidiaries, partnerships and other entities;

         (c) All tradenames, trademarks, patents, service marks, call letters, copyrights, logos and similar intangibles owned by Seller or used in the operation of the Station;

         (d) All programming materials, programs, jingles and promotional materials owned by, licensed to or held by Seller and used in the operation of the Station, whether recorded on tape or any other substance or intended for live performance and whether completed or in production;

         (e) All contracts for the sale of time on the Station and all accounts receivable in respect thereof;

         (f)  Employment contracts; and

         (g) The cash and cash equivalents of the Station as of the Closing Date.

         SECTION 2.03. ASSUMPTION AND EXCLUSION OF LIABILITIES. (a) On the terms and subject to the conditions of this Agreement, from and after the Closing Date, Purchaser shall assume and shall pay, perform and discharge when due all Liabilities relating to the contracts (the "ASSUMED CONTRACTS") listed on Schedule 2.03 hereto, or arising out of Purchaser's ownership after the Closing Date of the Governmental Licenses or the Transmission Equipment (collectively, the "ASSUMED LIABILITIES").

         (b) Purchaser shall not assume any Liabilities of Seller, Seller's beneficiary or the Company in respect of any United States federal income tax on or resulting from the transactions contemplated by this Agreement (collectively, "EXCLUDED TAX LIABILITIES").

         (c) Except as set forth in Section 2.03(a), Purchaser shall not assume any Liabilities of Seller, Seller's beneficiary, the Company or the Station.

         SECTION 2.04. ASSIGNMENT OF GOVERNMENTAL LICENSES. (a) In order to consummate the transfer of the Station Assets, Purchaser and Seller will file within five business days after the execution and delivery of this Agreement an assignment of license application (the "ASSIGNMENT APPLICATION") requesting FCC consent to the assignment to Purchaser of all Governmental Licenses relating to the operation of the Station. The parties agree that the Assignment Application will be prosecuted in good faith and with due diligence. The parties agree to use their reasonable best efforts to file additional information or amendments requested by the FCC orally or in writing within five business days after such request and, in any event, to commence preparation of such additional information or amendments promptly upon request and to complete and file the same with the FCC as rapidly as practical. Each party will be solely responsible for the expenses incurred by it in the preparation, filing and prosecution of the Assignment Application (it being understood that each of Seller and Purchaser will pay one-half of the FCC filing fee). As used herein, the term "FCC ORDER" shall mean that the FCC has granted or given its consent, without any condition materially adverse to Purchaser, to the Assignment Application; the term "FINAL ORDER" shall mean that the FCC Order shall have been final, that such FCC Order is not reversed, stayed, enjoined or set aside, and with respect to such FCC Order, no timely request for stay, reconsideration, review, rehearing or notice of appeal is pending, and as to which FCC Order the time set forth in the FCC rules or the Communications Act of 1934, as amended for filing any such request, petition or notice of appeal or for review by the FCC staff on its own motion has expired.

         (b) Within ten days after the execution and delivery of this Agreement, Purchaser and Seller shall make any and all necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT") with respect to the transactions contemplated by this Agreement.

         SECTION 2.05. PURCHASE PRICE. The purchase price (the "PURCHASE PRICE") for the Station Assets shall be (i) $65,000,000 and (ii) the assumption of the Assumed Liabilities pursuant to this Agreement.

         SECTION 2.06. CONSUMMATION BY PURCHASER. Purchaser shall use commercially reasonable efforts to further establish, prior to the Closing, Purchaser's ability to consummate the transactions contemplated by this Agreement.

                                   ARTICLE III

                                     CLOSING

         SECTION 3.01. CLOSING. Subject to the terms of this Agreement, the sale and purchase of the Station Assets and the assumption of the Assumed Contracts contemplated by this Agreement shall take place at a closing of the transactions contemplated hereby (the "CLOSING") to be held at the offices of Hispanic Broadcasting Corporation, Dallas, Texas on the date which is the later of (i) the fifth day after issuance of the FCC Order or (ii) the satisfaction of all closing conditions set forth in this Article III or at such other place or at such other time or on such other date as Seller and Purchaser may mutually agree upon in writing (the day on which the Closing takes place being the "CLOSING DATE").

         SECTION 3.02. CONDITIONS TO THE CLOSING. The obligations of Seller and Purchaser hereunder shall be subject to the satisfaction or written waiver at or prior to the Closing Date of the following conditions:

         (a) The waiting period (and any extension thereof), if any, applicable to the transactions contemplated by this Agreement under the HSR Act, shall have been terminated or shall have expired, and no restrictive order or other requirements pursuant to the HSR Act shall have been placed on the Parties.

         (b) The FCC shall have approved the Assignment Application (and such other applications as may be required by applicable law, rule or regulation to permit the transfer to the Seller of the assets of the Company, as contemplated by the recitals of this Agreement) to be filed with respect to the transactions contemplated by this Agreement (the
     "FCC APPLICATIONS").

         (c) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the sale of the Station Assets shall be in effect, nor shall any proceeding by or with any Governmental Authority or third party seeking any of the foregoing be pending (excluding, in each case, any such matter initiated by Seller, Purchaser or any of their affiliates). There shall not be any Action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the sale of the Station Assets, which makes the consummation of the sale of the Assets illegal (excluding, in each case, any such matter initiated by Seller, Purchaser or any of their affiliates).

         (d) Purchaser and Seller shall have entered into an Unwind Agreement, substantially in the form attached hereto as EXHIBIT 3.02(e).

         (e) The delivery by (i) Seller to Purchaser of the items set forth in Section 3.03 and (ii) Purchaser to Seller of the items set forth in
     Section 3.04.

         (f) Seller shall have consummated its acquisition of the company at least two days prior to the Closing Date.

         SECTION 3.03. CLOSING DELIVERIES BY SELLER. At the Closing, Seller shall execute, acknowledge (where appropriate) and deliver, or cause to be executed, acknowledged (where appropriate) and delivered, to Purchaser the following:

         (a) Such instruments, in form and substance satisfactory to Purchaser, as may be requested by Purchaser to transfer the Station Assets to Purchaser or evidence such transfer on the public records.

         (b) A certificate, executed by Seller, dated as of the Closing Date, certifying that (i) the representations and warranties of Seller in this Agreement are true and correct in all material respects as of the Closing (or, in the case of representations and warranties which address matters only as of a particular date, as of such particular date), with the same effect as though made as of such date, (ii) that each covenant or agreement of Seller in this Agreement to be complied with at or prior to Closing shall have been complied with in all material respects and
     (iii) no Action (excluding any such matter initiated by Purchaser or any of its Affiliates) is pending or, to Seller's knowledge, threatened before and no injunction issued by any Governmental Authority seeking to enjoin or restrain or prohibit, delay, or restrain the performance of or to obtain damages or other relief in connection with this Agreement, or the consummation of the transactions contemplated thereby or hereby.

         (c) A certificate, executed by an officer of Drumcree Capital, Inc. ("DRUMCREE CAPITAL"), dated as of the Closing Date, certifying the incumbency and signature of the officers of Drumcree Capital and that attached to such certificate is a true and complete copy of (i) the Articles of Association of Drumcree Capital, (ii) the By-laws of Drumcree Capital and (iii) evidence reasonably satisfactory to Purchaser of the necessary trust action of Seller authorizing the execution and delivery of this Agreement and the closing documents to which it is a party and the consummation of the transactions contemplated hereunder.

         (d) A written opinion, dated as of the Closing Date, of counsel for Seller, in form and substance reasonably satisfactory to Purchaser.

         (e) A letter to Purchaser from counsel to Seller's beneficiary relating to Seller's acquisition of the Company and the transactions contemplated by this Agreement, in form and substance reasonably satisfactory to Purchaser.

         SECTION 3.04. CLOSING DELIVERIES BY PURCHASER. At the Closing, Purchaser shall execute, acknowledge (where appropriate) and deliver, or cause to be executed, acknowledged (where appropriate) and delivered, to Seller the following:

         (a) Such assumption agreements and similar instruments, in form and substance satisfactory to Seller, relating to the assumption of the Assumed Contracts and the transfer of the Station Assets, as may be requested by Seller.

         (b) The Purchase Price, delivered to Seller by wire transfer of immediately available funds.

         (c) A certificate, executed by the duly authorized officer of HBC GP Texas, Inc. ("HBC GP"), the general partner of Purchaser, dated as of the Closing Date, certifying that (i) the representations and warranties of Purchaser in this Agreement are true and correct in all material respects as of the Closing, with the same effect as though made as of such date (or, in the case of representations and warranties which address matters only as of a particular date, as of such particular date), (ii) that each covenant or agreement of Purchaser in this Agreement to be complied with at or prior to Closing shall have been complied with in all material respects and (iii) no Action (excluding any such matter initiated by Seller or any of its Affiliates) is pending or, to Purchaser's knowledge, threatened before any court or governmental agency seeking to enjoin or restrain or prohibit, delay, or restrain the performance of or to obtain damages or other relief in connection with this Agreement, or the consummation of the transactions contemplated thereby or hereby.

         (d) A certificate, executed by the duly authorized Secretary or Assistant Secretary of HBC GP on behalf of Purchaser, dated as of the Closing Date, certifying the incumbency and signatures of the officers of HBC GP on behalf of Purchaser and that attached to such certificate is a true and complete copy of (i) the organizational documents of HBC GP and Purchaser and (ii) evidence of all necessary partnership action of Purchaser authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder and the closing documents to which it is a party.

         (e) A written opinion, dated as of the Closing Date, of counsel to Purchaser, in a form acceptable to Seller.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         SECTION 4.01. Seller hereby represents and warrants to Purchaser as follows:

         (a) ORGANIZATION; GOOD STANDING. Seller is a statutory trust duly formed under the laws of Connecticut and has all requisite trust power and authority to own and lease its properties and assets and to carry on its business as currently conducted.

         (b) DUE AUTHORIZATION; EXECUTION AND DELIVERY. Subject to the issuance of the Final Order, any required compliance with the HSR Act, Seller has full power and authority to enter into and perform this Agreement and to carry out the transactions contemplated hereby.

Prior to the Closing, Seller will have taken all requisite action to approve the execution and delivery of this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as may be limited by the availability of equitable remedies or by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally (whether such rights are considered at law or in equity). Neither the execution and delivery by Seller of this Agreement nor the consummation by it of the transactions contemplated hereby will conflict with or result in a breach of the trust agreement of Seller.

         (c) GOVERNMENTAL CONSENTS. No approval, authorization, consent, order or other action of, or filing with, any governmental authority or administrative agency is required in connection with the execution and delivery by Seller of this Agreement or the consummation of the transactions contemplated hereby, other than those of the FCC or those under the HSR Act, other than (i) filings with other Governmental Authorities to occur in the ordinary course following the consummation of the transaction contemplated by this Agreement, (ii) filings, with or approvals of Governmental Authorities which may be necessary due to the status of Purchaser or any affiliate of Purchaser and (iii) such consents, approvals, orders or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a material and adverse effect on the Station Assets.

         (d) TITLE TO ASSETS. As of the Closing Date, Seller will have good and defensible title or, with respect to Station Assets which it leases, valid leasehold rights, to all of the material Station Assets, free and clear of all Encumbrances other than Permitted Encumbrances.

         (e) CONDITION OF ASSETS. As of the Closing Date, the Station Assets shall be (i) in the case of tangible properties, in reasonably good operating condition and repair (ordinary wear and tear excepted) and have been maintained in substantial accordance with industry practice and (ii) adequate for normal operation of the Station.

         (f)  GOVERNMENTAL LICENSES.

         (i) Schedule 4.01(f) includes a true and complete list of all of the Governmental Licenses, including the FM broadcast station license (the "LICENSE"), which, together with all applications for such authorizations pending as of the date hereof, are herein referred to as the "COMMISSION AUTHORIZATIONS". Schedule 4.01(f) accurately identifies each of the Commission Authorizations (including each of the applications therefor) as to the licensee, city of license, and call sign (or, with respect to applications therefor, the file number assigned by the Commission to such application). Seller has delivered to Purchaser copies of each of the Commission Authorizations (including any and all amendments and other modifications thereto and all applications for additional such licenses). The Commission Authorizations identified on Schedule

     4.01(f) comprise all of the licenses, permits and other authorizations required from the Commission for the normal and lawful broadcast operations of the Station in the manner now conducted.

         (ii) No action or proceeding is pending or threatened before the Commission or other Governmental Entity for the cancellation or material adverse modification of the Commission Authorizations other than the License. The Station's Public File which is required by the Commission to be maintained by the Company is current and contains all information required to be included therein. Seller is current with all reports, filings and other matters that it is required to file with the Commission and is not delinquent in the payment of any fees and charges due to the Commission. The material required by 47 C.F.R. Section 73.3526 to be kept in the public inspection file of the Station is in such file.

         (iii) As of the Closing Date, Seller shall be the authorized legal holder of the License. The License is in full force and effect and no action or proceeding is pending or threatened before the Commission for the cancellation of the License. The Station, its physical facilities, electrical and mechanical systems and transmitting and studio equipment are being operated in material compliance with the terms of each Governmental License and are in substantial and material compliance with the rules and regulations of the Commission.

         (g) LITIGATION. There are no Governmental Orders and no Actions pending or, to Seller's knowledge, threatened against or affecting the Station Assets which, if adversely determined, might materially and adversely affect the Station Assets (taken as a whole) or which challenges the validity or propriety of any of the transactions contemplated by this Agreement.

         (h) BROKERS. No broker, finder, financial advisor or investment banker is entitled to any brokerage, finder's or other fee, commission or expense reimbursement in connection with the transactions contemplated by this Agreement as a result of any agreement or action of Seller.

         SECTION 4.02. DISCLAIMER OF WARRANTIES; LIMITATION ON WARRANTIES.
(a) EXCEPT WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED, WHETHER OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR QUALITY AS TO THE STATION ASSETS, OR ANY PART THEREOF, OR AS TO THE CONDITION OR WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, IT BEING UNDERSTOOD THAT THE STATION ASSETS ARE TO BE CONVEYED HEREUNDER "AS IS" AND PURCHASER SHALL RELY UPON ITS OWN EXAMINATION THEREOF. WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE AND EXCEPT AS EXPRESSLY SET FORTH IN

THIS AGREEMENT, THE SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO (i) ANY INFRINGEMENT BY SELLER OR ANY OF ITS AFFILIATES OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY OR (ii) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY ESTIMATES, PROJECTIONS AND EVALUATIONS.

         (b) Seller makes no representation or warranty that any date-sensitive data included among the Station Assets is in proper format and accurate for all dates in the twentieth and twenty-first centuries, or that any systems included in the Station Assets accurately process all date-sensitive data, including for the twentieth and twenty-first centuries and any leap-year sensitive data, or will operate properly after December 31, 1999 and, notwithstanding anything to the contrary set forth herein, if any representation or warranty of Seller contained herein is rendered untrue or incorrect (other than Sellers representations regarding title to the Station Assets), or Seller is rendered unable to perform any covenant or agreement contained herein as a result of the Closing occurring in the year 2000, then such representations and warranties shall nevertheless be deemed to be true and correct for all purposes and such covenants and conditions shall be deemed to have been performed and Purchaser waives any such breach of such representations or warranties or such nonperformance of such covenants and agreements by Seller. Furthermore, Purchaser will not be excused from performance of any of its obligations hereunder on the grounds that the advent of the year 2000 makes it impractical or impossible to perform such obligations. Purchaser assumes all risk of loss or damage to the Station Assets or the Purchaser to the extent that such loss or damage is caused by the advent of the year 2000.

                                    ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         SECTION 5.01. Purchaser hereby represents and warrants to Seller as follows:

         (a) ORGANIZATION AND GOOD STANDING. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to own and lease its properties and carry on its business as currently conducted.

         (b) DUE AUTHORIZATION; EXECUTION AND DELIVERY. Subject to the issuance of the Final Order and any required compliance with the HSR Act, Purchaser has full power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or general equitable principles. Neither the execution and delivery by Purchaser of this Agreement nor the consummation of the transactions contemplated hereby will: (i) conflict with or result in a breach of the organizational documents of Purchaser; (ii) subject to the issuance of the Final Order, violate any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental authority; or (iii) violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) any indenture, mortgage, lease, contract or other instrument to which Purchaser or any of its affiliates is a party or by which it or any of its affiliates is bound or affected.

         (c) GOVERNMENTAL CONSENTS. No consent, approval, authorization, license, exemption of, filing or registration with any court, governmental authority or administrative agency is required by Purchaser in connection with the execution and delivery of this Agreement or the consummation by it of any transaction contemplated hereby, other than the consent of the FCC or under the HSR Act. Purchaser warrants that it is legally qualified to become a licensee of the Station and is aware of no material impediment to the approval by the FCC or any other Governmental Authority of the assignment of the Governmental Licenses.

         (d) LITIGATION. There is no order of any court, governmental agency or authority and no action, suit, proceeding or investigation, judicial, administrative or otherwise that is pending or, to Purchaser's knowledge, threatened against or affecting Purchaser which challenges the validity or propriety of any of the transactions contemplated by this Agreement.

         (e) BROKERS. No broker, finder, financial advisor or investment banker is entitled to any brokerage, finder's or other fee, commission or expense reimbursement in connection with the transactions contemplated by this Agreement as a result of any agreement or action of Purchaser.

                                   ARTICLE VI

                        CERTAIN COVENANTS AND AGREEMENTS

         SECTION 6.01. BEST EFFORTS. Seller and Purchaser shall take all reasonable action necessary to consummate the transactions contemplated by this Agreement and will use all necessary and reasonable means at its disposal to obtain all necessary consents and approvals of other persons and governmental authorities required to enable it to consummate the transactions contemplated by this Agreement, including the consent of the FCC and any necessary filings and consents under the HSR Act. Except as otherwise provided herein, each of Seller and Purchaser acknowledges and agrees that it shall pay all costs, fees and expenses incurred by it in obtaining such necessary consents and approvals (it being understood that Seller and Purchaser shall each pay one-half of all filing fees in connection with filings under the HSR Act or with the FCC). Each party shall promptly make all filings, applications, statements and reports to all governmental agencies or entities which are required to be made prior to the Closing Date by or on its behalf pursuant to any statute, rule or regulation in connection with the transactions contemplated by this Agreement, and copies of all such filings, applications, statements and reports shall be provided to the other. If the FCC determines that the transactions contemplated hereby or a portion thereof are inconsistent or violative of FCC rules or regulations, the parties agree that they will, to the extent practicable, negotiate in good faith to amend, modify or restructure the transactions contemplated hereby so as to be consistent with FCC rules and regulations.

         SECTION 6.02. PUBLIC ANNOUNCEMENTS. Prior to the Closing Date, all notices to third parties and other publicity relating to the transactions contemplated by this Agreement shall be jointly planned by Seller and Purchaser.

         SECTION 6.03. TRUST DURATION. In connection with the Time Brokerage Agreement and the License Agreement to be entered into between Seller and SDLP with respect to certain assets of the Company and Seller's obligations thereunder, Seller shall (a) for at least five years following the Closing maintain itself as a validly existing statutory trust under the laws of Connecticut and (b) retain and not distribute to its beneficiary any of the periodic payments received by Seller pursuant to such License Agreement until such time as Seller has received $1,000,000 in periodic payments under such License Agreement. Thereafter, Seller shall retain and not distribute to its beneficiary at least $1,000,000 in such periodic payments for the balance of the five year period following the Closing. Seller may, however, without limitation, distribute the entire initial payment received under such License Agreement. During such five-year period, Seller shall retain its ownership of the assets licensed by it to SDLP pursuant to such License Agreement.

                                   ARTICLE VII

                                 INDEMNIFICATION

         SECTION 7.01. SURVIVAL. All representations, warranties, covenants and agreements made by any party to this Agreement or pursuant hereto shall be deemed to be material and to have been relied upon by the parties hereto and shall survive the Closing for twelve months after the Closing Date; provided, however, that (i) Seller's obligations in Section 6.03 hereof shall survive for five years after the Closing and (ii) Seller's indemnification obligations set forth in Section 7.02(c) shall survive for 30 days after the applicable statute of limitations relating to the Excluded Tax Liabilities.

         SECTION 7.02. INDEMNIFICATION BY SELLER. Subject to the limitations set forth in Sections 7.01 and 7.04, Seller shall indemnify and hold harmless Purchaser from, against, for and in respect of:

         (a) any and all damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action and encumbrances
(collectively, "LOSSES") suffered, sustained, incurred or required to be paid by Purchaser and arising from the breach of any written representation, warranty, agreement or covenant of Seller contained in this Agreement;

         (b) any and all Liabilities of Seller or its beneficiaries other than the Assumed Liabilities arising from and after the Closing Date;

         (c)  the Excluded Tax Liabilities; and

         (d) all reasonable costs and expenses (including, without limitation, attorneys' fees, interest and penalties) incurred by Purchaser in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 7.02.

         SECTION 7.03. INDEMNIFICATION BY PURCHASER. Subject to the limitations set forth in Sections 7.01 and 7.04, Purchaser shall indemnify and hold Seller harmless from, against, for and in respect of:

         (a) any and all Losses suffered, sustained, incurred or required to be paid by Seller and arising from the breach of any written representation, warranty, agreement or covenant of Purchaser contained in this Agreement;

         (b) any and all Assumed Liabilities arising from and after the Closing Date; and

         (c) all reasonable costs and expenses (including, without limitation, attorneys' fees, interest and penalties) incurred by Seller in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 7.03.

         SECTION 7.04. INDEMNIFICATION PROCEDURES. The obligations and liabilities of each indemnifying party hereunder with respect to claims resulting from the assertion of liability by the other party or indemnified third parties shall be subject to the following terms and conditions:

         (a) The indemnified party shall give prompt written notice (which in no event shall exceed 30 days from the date on which the indemnified party first became aware of such claim or assertion) to the indemnifying party of any claim which might give rise to a claim by the indemnified party against the indemnifying party based on the indemnity agreements contained in Sections 7.02 or 7.03 hereof, stating the nature and basis of said claims and the amounts thereof, to the extent known. The failure to so notify or any delay in so notifying the indemnifying party will not relieve the indemnifying party of its obligations under Sections 7.02 or 7.03, except solely to the extent that such failure actually and materially prejudices the indemnifying party.

         (b) If any action, suit or proceeding is brought against the indemnified party with respect to which the indemnifying party may have liability under the indemnity agreements contained in Section 7.02 or 7.03 hereof, the action, suit or proceeding shall, upon the written acknowledgment by the indemnifying party that it is obligated to indemnify under such indemnity agreement, be defended (including all proceedings on appeal or for review which counsel for the indemnified party shall deem appropriate) by the indemnifying party. The indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the indemnified party's own expense unless (i) the employment of such counsel and the payment of such fees and expenses both shall have been specifically authorized in writing by the indemnifying party in connection with the defense of such action, suit or proceeding, or (ii) counsel to such indemnified party shall have reasonably concluded and specifically notified the indemnifying party that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such action, suit or proceeding involves or could have an effect upon matters beyond the scope of the indemnity agreements contained in Sections 7.02 or 7.03 hereof, in any of which events the indemnifying party, to the extent made necessary by such defenses, shall not have the right to direct the defense of such action, suit or proceeding on behalf of the indemnified party. In the latter such case only that portion of such fees and expenses of the indemnified party's separate counsel reasonably related to matters covered by the indemnity agreements contained in Section 7.02 or 7.03 hereof shall be borne by the indemnifying party. The indemnified party shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not it is represented by separate counsel.

         (c) The indemnified party shall make available to the indemnifying party and its attorneys and accountants all books and records of the indemnified party relating to such proceedings or litigation and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

         (d) The indemnified party shall not make any settlement of any claims without the written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed.

                                  ARTICLE VIII

                                   TERMINATION

         SECTION 8.01. TERMINATION. This Agreement may be terminated by the mutual consent of Purchaser and Seller, or by either Purchaser or Seller, if the terminating party is not then in material breach of its obligations hereunder, upon written notice to the other upon the occurrence of any of the following:

         (a) By the terminating party, if the other party is in material breach of its obligations hereunder, and such breach has not been cured by the other party within 30 days of written notice of such breach (or such longer period of time if the breach cannot be reasonably cured within 30 days and the breaching party is diligently attempting to cure such breach);

         (b)  If the FCC designates the FCC Application contemplated by
Section 2.04 hereof for hearing at any time; or

         (c) If the Closing has not occurred on or before November 10, 1999, unless, in either clause (b) or (c) above, the breach of the representations, warranties, covenants or agreements of the party seeking to terminate this Agreement is a cause of the Commission's denial of such FCC Application or the failure of the commission to grant such FCC Application by November 10, 1999.

         SECTION 8.02. LIQUIDATED DAMAGES. In the event of the termination of this Agreement resulting from a default by Purchaser under this Agreement, Purchaser shall pay to Seller $3,250,000 as liquidated damages, and not as a penalty, and as part of the consideration given to Seller for entering into this Agreement. The parties agree that it would be impracticable and extremely difficult to ascertain the actual damages suffered by Seller as a result of Purchaser's failure to complete the transaction contemplated by this Agreement, and that under the circumstances existing as of the date of this Agreement, the liquidated damages provided for in this section represent a reasonable estimate of the damages which Seller will incur as a result of such failure.

         SECTION 8.03. SPECIFIC PERFORMANCE. It is understood and agreed that money damages would not be sufficient remedy for Seller's failure to transfer, assign, convey, sell or deliver the Station Assets to Purchaser, that Purchaser would be irreparably harmed by such a breach and that Purchaser shall be entitled to specific performance and injunctive relief as remedies for any such breach. Such remedies shall not be deemed to be the exclusive remedies for breach of this Agreement by Seller, but shall be in addition to all other remedies available at law or in equity to Purchaser.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         SECTION 9.01. EXPENSES. Except as otherwise expressly provided herein, each party shall pay the fees and expenses incurred by it in connection with the transactions contemplated by this Agreement, it being understood that each of Seller and Purchaser shall pay one half of the filing fees required by the FCC or under the HSR Act. Purchaser shall be responsible for all recordation costs and all applicable transfer, stamp, documentary and similar taxes and all governmental filing fees incurred in connection with this Agreement with this. If any action is brought for breach of this Agreement or to enforce any provision of this Agreement, the prevailing party shall be entitled to recover court costs, arbitration expenses and reasonable attorneys' fees.

         SECTION 9.02. PRORATIONS. Payments under the Time Brokerage Agreement and other Assumed Contracts, property taxes on the Station Assets and similar items customarily prorated in an asset sale shall be prorated effective as of the opening of business on the Closing Date. All prorations shall be made and paid insofar as feasible on the Closing Date.

         SECTION 9.03 AMENDMENT. This Agreement may be amended at any time but only by an instrument in writing signed by the parties hereto.

         SECTION 9.04 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if mailed by certified mail, return receipt requested, or delivered by nationally recognized "next-day" delivery service, to the parties at the addresses set forth below (or at such other address for a party as shall be specified by like notice), or sent by facsimile to the number set forth below (or such other number for a party as shall be specified by proper notice hereunder):

         If to Purchaser:

                   Hispanic Broadcasting Corporation
                   3102 Oak Lawn Avenue, Suite 215
                   Dallas, TX  75201
                   Attention:    McHenry T. Tichenor, Jr., President & CEO
                   Telecopy No.: (214) 525-7750

         If to Seller:

                   SBT Communications Statutory Trust
                   c/o Drumcree Capital, Inc., Trustee
                   5074 Dorsey Hall Drive, Suite 205

                   Ellicott City, MD  21042
                   Attention:    W. Lawrence Patrick, President
                   Telecopy No.: (410) 740-7222

         with copies (which shall not constitute notice) to:

                   Shearman & Sterling
                   555 California Street, Suite 2000
                   San Francisco, CA  94104-1522
                   Attention:    Christopher D. Dillon, Esq.
                   Telecopy No.: (415) 616-1199

                   Bingham Dana LLP
                   100 Pearl Street
                   Hartford, CT  06103
                   Attention:    James G. Scantling, Esq.
                   Telecopy No.: (860) 527-5188

                   Leventhal, Senter & Lerman, P.L.L.C.
                   2000 K Street, N.W., Suite 600
                   Washington, D.C.  20006-1809
                   Attention:  Brian M. Madden, Esq.
                   Telecopy No.:  (202) 293-7783


         SECTION 9.05. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and permitted assigns. This Agreement may not be assigned by either party without the prior written consent of the other; provided, that the parties hereto acknowledge and agree that Seller may dissolve and/or liquidate the Company prior to the Closing or may cause the Company to fulfill the obligations of Seller hereunder and, further, that Purchaser may assign its rights and obligations hereunder to one or more subsidiaries of Hispanic Broadcasting Corporation and such subsidiary or subsidiaries shall be deemed the "Purchaser" pursuant hereto; provided, however, if such assignment occurs, Hispanic Broadcasting Corporation will continue to have ultimate responsibility for all obligations, representations and duties contained herein and shall guarantee the obligations of such assignee hereunder.

         SECTION 9.06. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 9.07. HEADINGS. The headings of the Sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

         SECTION 9.08. ENTIRE AGREEMENT. This Agreement and the documents referred to herein contain the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, conveyances or undertakings other than those expressly set forth herein. This Agreement supersedes any prior agreements and understandings between the parties with respect to the subject matter.

         SECTION 9.09. WAIVER. No attempted waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement, will be effective unless evidenced by an instrument in writing by the party against whom the enforcement of any such waiver or consent is sought.

         SECTION 9.10. CERTAIN DEFINITIONS. As used in this Agreement, "AFFILIATES" of a party shall mean persons or entities that directly, or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, such party.

         SECTION 9.11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 9.12. INTENDED BENEFICIARIES. The rights and obligations contained in this Agreement are hereby declared by the parties hereto to have been provided expressly for the exclusive benefit of such entities as set forth herein and shall not benefit, and do not benefit, any unrelated third parties.

         SECTION 9.13. MUTUAL CONTRIBUTION. The parties to this Agreement and their counsel have mutually contributed to its drafting. Consequently, no provision of this Agreement shall be construed against any party on the ground that such party drafted the provision or caused it to be drafted or the provision contains a covenant of such party.

         SECTION 9.14. NO RECOURSE. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Seller by Drumcree Capital, not in its individual capacity but solely as Trustee under the Trust Agreement (SBT Communications Statutory Trust) dated as of May 1, 1999 between Drumcree Capital and the Beneficiary named therein (the "TRUST AGREEMENT"), in the exercise of the powers and authority conferred and vested in it as the trustee thereunder, and that each of the representations, warranties, undertakings and agreements herein made on the part of Seller is made solely as a representation, warranty, undertaking or agreement of Seller and not as a personal representation, warranty, undertaking or agreement of Drumcree Capital and is made solely for the purpose of binding the trust estate created by the Trust Agreement (the "TRUST ESTATE") and all persons having any claim by reason of any such representation, warranty, undertaking or agreement shall look only to the Trust Estate for payment or satisfaction thereof.

         SECTION 9.15. BULK SALES. Each of Seller and Purchaser hereby waives compliance by the other with the requirements of any and all laws relating to bulk sales and transfers in connection with the transactions contemplated by this Agreement.

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed as of the date first above written by their respective officers thereunto duly authorized.

                                       HBC BROADCASTING TEXAS, L.P., a Texas
                                       limited partnership

                                       By:  HBC GP TEXAS, INC., a Delaware
                                            corporation, its general partner


                                            By: /s/ Jeffrey T. Hinson
                                               -------------------------------
                                               Jeffrey T. Hinson
                                               Senior Vice President



                                       SBT COMMUNICATIONS STATUTORY
                                       TRUST, a Connecticut Statutory trust

                                       By:  DRUMCREE CAPITAL, INC., not in its
                                            individual capacity, but solely as
                                            trustee


                                            By: /s/ W. Lawrence Patrick
                                               -------------------------------
                                               W. Lawrence Patrick
                                               President